MFS-REGISTERED TRADEMARK- EMERGING GROWTH
SERIES
MFS-REGISTERED TRADEMARK- TOTAL RETURN     PROSPECTUS
SERIES                                     May 1, 1997

--------------------------------------------------------------------------------

MFS-Registered Trademark- VARIABLE INSURANCE TRUST-SM-

MFS Variable Insurance Trust (the "Trust") is an open-end management investment company offering insurance company separate accounts a selection of investment vehicles for variable annuity and variable life insurance contracts (the "Contracts"). Currently the Trust offers shares of beneficial interest of 12 separate mutual fund series (individually or collectively hereinafter referred to as a "Series" or the "Series"), two of which are offered pursuant to this Prospectus.

-- MFS EMERGING GROWTH SERIES (the "Emerging Growth Series"), which seeks to provide long-term growth of capital; and

-- MFS TOTAL RETURN SERIES (the "Total Return Series"), which seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.
                              -------------------

THE EMERGING GROWTH SERIES IS INTENDED FOR INVESTORS WHO UNDERSTAND AND ARE WILLING TO ACCEPT THE RISKS ENTAILED IN SEEKING LONG-TERM GROWTH OF CAPITAL. BECAUSE OF THEIR INVESTMENT POLICIES PERMITTING INVESTMENT IN FOREIGN SECURITIES, INVESTMENTS IN THE SERIES MAY BE SUBJECT TO A GREATER DEGREE OF RISK THAN INVESTMENTS IN OTHER INVESTMENT COMPANIES WHICH INVEST ENTIRELY IN DOMESTIC SECURITIES.
                              -------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION  OR ANY  STATE SECURITIES  COMMISSION NOR  HAS  THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
       PASSED  UPON  THE ACCURACY  OR ADEQUACY  OF THIS  PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                              -------------------

SHARES OF THE TRUST ARE AVAILABLE AND ARE BEING MARKETED AS A POOLED FUNDING VEHICLE FOR LIFE INSURANCE COMPANIES WRITING ALL TYPES OF CONTRACTS.

This Prospectus sets forth concisely the information about each Series that a prospective investor should know before applying for the Contracts offered by the separate accounts of certain insurance companies ("Participating Insurance Companies"). Investors are advised to read this Prospectus and the applicable Contract prospectus carefully and retain them for future reference. If you require more detailed information, a Statement of Additional Information dated May 1, 1997, as amended or supplemented from time to time (the "SAI"), is available upon request without charge and may be obtained by calling or by writing to the Shareholder Servicing Agent (see back cover for address and phone number). The SAI, which is incorporated by reference into this Prospectus, has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains an Internet World Wide Web site that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Series. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

TABLE OF CONTENTS

                                                                                                       PAGE
                                                                                                       ---
  1.  Expense Summary................................................................................   3
  2.  Investment Concept of the Trust................................................................   4
  3.  Condensed Financial Information................................................................   5
  4.  Investment Objectives and Policies.............................................................   7
      MFS Emerging Growth Series.....................................................................   7
      MFS Total Return Series........................................................................   7
  5.  Investment Techniques..........................................................................   8
  6.  Additional Risk Factors........................................................................  13
  7.  Management of the Series.......................................................................  16
  8.  Information Concerning Shares of Each Series...................................................  18
      Purchases and Redemptions......................................................................  18
      Net Asset Value................................................................................  18
      Distributions..................................................................................  19
      Tax Status.....................................................................................  19
      Description of Shares, Voting Rights and Liabilities...........................................  19
      Performance Information........................................................................  20
      Expenses.......................................................................................  20
      Shareholder Communications.....................................................................  21
  Appendix A -- Description of Bond Ratings..........................................................  A-1

1.  EXPENSE SUMMARY

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):

                                                                MFS        MFS
                                                              EMERGING    TOTAL
                                                               GROWTH     RETURN
                                                               SERIES     SERIES
                                                              --------   --------
Management Fee..............................................  0.75%      0.75%
Other Expenses (after expense limitation)(1)(2).............  0.25%      0.25%
                                                              --------    ---
Total Operating Expenses (after expense limitation)(2)......  1.00%      1.00%

------------------------

(1)        Each  Series has an expense offset  arrangement which reduces the Series' custodian  fee based upon the amount of cash maintained by the Series  with its custodian and  dividend disbursing agent, and  may enter into other  such arrangements  and directed  brokerage arrangements  (which would  also have  the effect  of reducing  the Series'
           expenses). Any such fee reductions are not reflected under "Other Expenses."
(2)        The Adviser has agreed to bear expenses for each Series, subject to reimbursement by each Series, such that  each
           Series'  "Other Expenses" shall not exceed 0.25% of the average daily net assets of the Series during the current fiscal year. See "Information Concerning Shares of  Each Series-- Expenses." Otherwise, "Other Expenses" for  the
           Emerging  Growth Series and the Total Return Series would  be 0.41% and 1.35%, respectively, and "Total Operating
           Expenses" would be 1.16% and 2.10%, respectively, for these Series.

    The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Series will bear directly or indirectly. The Series' annual operating expenses do not reflect expenses imposed by separate accounts of Participating Insurance Companies through which an investment in a Series is made or their related Contracts. A separate account's expenses are disclosed in the prospectus through which the Contract relating to that separate account is offered for sale.

2.  INVESTMENT CONCEPT OF THE TRUST

    The Trust is an open-end, registered management investment company comprised of the following twelve series: Emerging Growth Series, Value Series, Research Series, Growth With Income Series, Total Return Series, Utilities Series, High Income Series, World Governments Series, Strategic Fixed Income Series, Bond Series, Limited Maturity Series and Money Market Series. Each Series is a segregated, separately managed portfolio of securities. All of the Series, except the Utilities Series, World Governments Series and Strategic Fixed Income Series, are diversified. Additional series may be created from time to time. The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated February 1, 1994.

    The Trust currently offers shares of each Series to insurance company separate accounts that fund Contracts. Separate accounts may purchase or redeem shares at net asset value without any sales or redemption charge. Fees and charges imposed by a separate account, however, will affect the actual return to the holder of a Contract. A separate account may also impose certain restrictions or limitations on the allocation of purchase payments or Contract value to one or more Series, and not all Series may be available in connection with a particular Contract. Prospective investors should consult the applicable Contract prospectus for information regarding fees and expenses of the Contract and separate account and any applicable restrictions or limitations. The Trust assumes no responsibility for such prospectuses.

    Shares of the Series are offered to the separate accounts of Participating Insurance Companies that are affiliated or unaffiliated ("shared funding"). Shares of the Series may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various Contract owners might at some time be in conflict. The Trust currently does not foresee any such conflict. Nevertheless, the Trust's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one or more separate accounts of the Participating Insurance Companies might be required to withdraw its investments in one one or more Series. This might force a Series to sell securities at disadvantageous prices.

    Individual Contract holders are not the "shareholders" of the Trust. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their Contract holders.

    The Trust's Board of Trustees provides broad supervision over the affairs of the Trust and the Series. Massachusetts Financial Services Company, a Delaware corporation ("MFS" or the "Adviser"), is the investment adviser to each Series. A majority of the Trustees of the Trust are not affiliated with the Adviser. The Adviser is responsible for the management of the assets of each Series and the officers of the Trust are responsible for the operations. The Adviser manages the Series' portfolios from day to day in accordance with the investment objectives and policies of each Series. The selection of investments and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces.

3.  CONDENSED FINANCIAL INFORMATION

The following financial information (presented for each Series which commenced investment operations prior to December 31, 1996) has been audited since the commencement of investment operations of such Series and should be read in conjunction with the financial statements included in the Series' Annual Reports to Shareholders. These financial statements are incorporated by reference into the SAI in reliance upon the report of the Series' independent auditors given upon their authority as experts in accounting and auditing. The Series' current independent auditors are Deloitte & Touche LLP.

                             EMERGING GROWTH SERIES

                                                                      YEAR ENDED          PERIOD ENDED
                                                                   DECEMBER 31, 1996   DECEMBER 31, 1995*
                                                                   -----------------   ------------------
Per share data (for a share outstanding throughout each period):
Net asset value--beginning of period.............................      $  11.41             $10.00
                                                                       --------             ------
Income from investment operations#--
  Net investment income (loss)Section............................      $  (0.01)            $ 0.01
  Net realized and unrealized gain on investments and foreign
    currency transactions........................................          1.95               1.74
                                                                       --------             ------
    Total from investment operations.............................      $   1.94             $ 1.75
                                                                       --------             ------
Less distributions declared to shareholders--
  From net investment income.....................................      $     --             $(0.01)
  From net realized gain on investments and foreign currency
    transactions.................................................         (0.06)             (0.26)
  In excess of net realized gain on investments and foreign
    currency transactions........................................         (0.05)                --
  Tax return of capital..........................................            --              (0.07)
                                                                       --------             ------
    Total distributions declared to shareholders.................      $  (0.11)            $(0.34)
                                                                       --------             ------
Net asset value--end of period...................................      $  13.24             $11.41
                                                                       --------             ------
                                                                       --------             ------
Total return.....................................................         17.02%             17.41%++
Ratios (to average net assets)/Supplemental dataSection:
  Expenses.......................................................          1.00%              1.00%+
  Net investment income (loss)...................................         (0.08)%             0.10%+
Portfolio turnover...............................................            96%                73%
Average commission rate###.......................................      $ 0.0401                 --
Net assets at end of period (000 omitted)........................      $104,956             $3,869

------------------------
        *  For the period from the commencement of investment operations, July 24, 1995 to December 31, 1995.
        +  Annualized.
       ++  Not annualized.
        #  Per share data is based on average shares outstanding.
      ###  Average commission rate is calculated for Series' with fiscal years beginning on or after September 1, 1995.
  Section  The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net  assets. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:

Net investment loss..............................................         $(0.03)           $(0.18)
Ratios (to average net assets):
  Expenses.......................................................           1.16%             2.91%+
  Net investment loss............................................          (0.23)%           (1.78)%+

                              TOTAL RETURN SERIES

                                                                       YEAR ENDED           PERIOD ENDED
                                                                    DECEMBER 31, 1996    DECEMBER 31, 1995*
                                                                   -------------------   ------------------
Per share data (for a share outstanding throughout each period):
Net asset value--beginning of period.............................        $ 12.25               $10.00
                                                                         -------               ------
Income from investment operations#--
  Net investment incomeSection...................................        $  0.46               $ 0.41
  Net realized and unrealized gain on investments and foreign
    currency transactions........................................           1.30                 2.32
                                                                         -------               ------
    Total from investment operations.............................        $  1.76               $ 2.73
                                                                         -------               ------
Less distributions declared to shareholders--
  From net investment income.....................................        $ (0.21)              $(0.25)
  From net realized gain on investments and foreign currency
    transactions.................................................          (0.09)               (0.23)
                                                                         -------               ------
    Total distributions declared to shareholders.................        $ (0.30)              $(0.48)
                                                                         -------
Net asset value--end of period...................................        $ 13.71               $12.25
                                                                         -------               ------
                                                                         -------               ------
Total return.....................................................          14.37%               27.34%++
Ratios (to average net assets)/Supplemental dataSection:
  Expenses.......................................................           1.00%                1.00%+
  Net investment income..........................................           3.59%                3.83%+
Portfolio turnover...............................................             76%                  16%
Average commission rate###.......................................        $0.0485                   --
Net assets at end of period (000 omitted)........................        $19,250               $2,797

------------------------
        *  For the period from the commencement of investment operations, January 3, 1995 to December 31, 1995.
        +  Annualized.
       ++  Not annualized.
        #  Per share data is based on average shares outstanding.
      ###  Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
  Section  The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual  expenses were over these limitations,  the net investment income per  share and the ratios would have been:

Net investment income............................................            $0.32             $0.22
Ratios (to average net assets):
  Expenses.......................................................             2.10%             2.49%+
  Net investment income..........................................             2.49%             2.09%+

4.  INVESTMENT OBJECTIVES AND POLICIES

    Each Series has different investment objectives which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Series can be expected to affect the degree of market and financial risk to which each Series is subject and the return of each Series. The investment objectives and policies of each Series may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the shareholders. Any investment involves risk and there is no assurance that the objectives of any Series will be achieved.

    In addition to the specific investment practices described below, each Series may also engage in certain investment techniques as described under the caption "Investment Techniques" below and in the SAI under the caption "Investment Techniques." The Series' investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."

MFS EMERGING GROWTH SERIES -- The Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital.

    The Series' policy is to invest primarily (I.E., at least 80% of its assets under normal circumstances) in common stocks of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, technologies, management and market and other opportunities which are usually necessary to become more widely recognized as growth companies. Emerging growth companies can be of any size, and the Series may invest in larger or more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. While the Series will invest primarily in common stocks, the Series may, to a limited extent, seek appreciation in other types of securities such as fixed income securities (which may be unrated), convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. The Series may invest in non-convertible fixed income securities rated lower than "investment grade" (rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Services ("S&P") or Fitch Investors Service, Inc. ("Fitch")) (commonly known as "junk bonds") or in comparable unrated securities, when, in the opinion of the Adviser, such an investment presents a greater opportunity for appreciation with comparable risk to an investment in "investment grade" securities. Under normal market conditions, the Series will invest not more than 5% of its net assets in these securities. For a description of these ratings, see Appendix A to this Prospectus.

    The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies, making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of the Series, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks.

    Consistent with its investment objective and policies described above, the Series may also invest up to 25% (and generally expects to invest not more than 15%) of its net assets in foreign securities (including emerging market securities and Brady Bonds) which are not traded on a U.S. exchange.

MFS TOTAL RETURN SERIES -- The Total Return Series' primary investment objective is to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and its secondary objective is to provide a reasonable opportunity for growth of capital and income, since many securities offering a better than average yield may also possess growth potential. Thus, in selecting securities for its portfolio, the Series considers each of these objectives. Under normal market conditions, at least 25% of the Total Return Series' assets will be invested in non-convertible fixed income securities, and at least 40% and no more than 75% of the Series' assets will be invested in equity securities. Equity securities in which the Series may invest include the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.

    The Series' policy is to invest in a broad list of securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. The Total Return Series may vary the percentage of assets invested in any one type of security in accordance with the Adviser's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The Series' non-convertible fixed income investments may consist of both "investment grade" securities
(rated Baa or better by Moody's or BBB or better by S&P or by Fitch) and securities that are unrated or are in the lower rating categories (rated Ba or lower by Moody's or BB or lower by S&P or by Fitch) (commonly known as "junk bonds") including up to 20% of its assets in non-convertible fixed income securities that are in these lower rating categories and comparable unrated securities (see "Additional Risk Factors" below). Generally, most of the Series' long-term non-convertible fixed income investments will consist of "investment grade" securities. See Appendix A to this Prospectus for a description of these ratings.

    The Series may also invest in United States government securities, including: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, E.G., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, E.G., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, E.G., obligations of the Student Loan Marketing Association (collectively, "U.S. Government Securities"). The term "U.S. Government Securities" also includes interests in trusts or other entities representing interests in obligations that are backed by the full faith and credit of the U.S. Government or are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

    Consistent with its investment objective and policies described above, the Series may also invest up to 20% of its net assets in foreign securities (including emerging market securities and Brady Bonds) which are not traded on a U.S. exchange.

5.  INVESTMENT TECHNIQUES

    LENDING OF PORTFOLIO SECURITIES: Each of the Series may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, U.S. Treasury securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 10% of the value of the net assets of the Series making the loans.

    EMERGING MARKET SECURITIES: Consistent with their respective objectives, each Series may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle- income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

    BRADY BONDS: Each of the Series may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    REPURCHASE AGREEMENTS: Each of the Series may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, a Series acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Series' right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, each Series has adopted certain procedures intended to minimize risk.

    "WHEN-ISSUED" SECURITIES: Each of the Series may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Series at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, a Series does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Series will normally invest in liquid assets.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Total Return Series may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which a Series sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Series records these transactions as sale and purchase transactions, rather than as borrowing transactions. The Series will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. In the event that the party with whom the Series contracts to replace substantially similar securities on a future date fails to deliver such securities, the Series may not be able to obtain such securities at the price specified in such contract and thus may not benefit from the price differential between the current sales price and the repurchase price.

    RESTRICTED SECURITIES: Each of the Series may purchase securities that are not registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Series' limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight, focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in a Series to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Series' portfolio.

    CORPORATE ASSET-BACKED SECURITIES: Each of the Series may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

    Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (E.G., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

    Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

    ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Total Return Series may invest in zero coupon bonds. The Total Return Series may also invest in deferred interest bonds and PIK bonds. Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Series will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Series' distribution obligations.

    LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS: Each of the Series may invest a portion of its assets in "loan participations" and other direct indebtedness. By purchasing a loan participation, a Series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Series may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by a Series may involve revolving credit facilities or other standby financing commitments which obligate a Series to pay additional cash on a certain date or on demand.

    The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Series may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loan participations, other direct indebtedness and the risks related to transactions therein, see the SAI.

    MORTGAGE PASS-THROUGH SECURITIES: The Total Return Series may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by U.S. Government-sponsored corporations (such as FNMA or FHLMC, which are supported only by the discretionary  authority  of  the  U.S.  Government  to  purchase  the  agency's
obligations).  Mortgage   pass-through  securities   may  also   be  issued   by
non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). See the SAI for a further discussion of these securities.

    INDEXED SECURITIES: The Total Return Series may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (I.E., principal value) and/or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

    OPTIONS ON SECURITIES: Each of the Series may write (sell) covered put and call options and purchase put and call options on securities. Each of the Series will write options on securities for the purpose of increasing its return and/or to protect the value of its portfolio. In particular, where a Series writes an option that expires unexercised or is closed out by the Series at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Series' position, the option may be exercised and the Series will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. The Series may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

    By writing a call option on a security, a Series limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Series retains the risk of depreciation in value of securities on which it has written call options.

    Each of the Series may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that a Series wants to purchase at a later date. In the event that the expected market fluctuations occur, the Series may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Series upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Series.

    In certain instances, the Emerging Growth Series may enter into options on Treasury securities that are "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option. The SAI contains a further discussion of these investments.

    OPTIONS ON STOCK INDICES: Each of the Series may write (sell) covered call and put options and purchase call and put options on stock indices. Each of these Series may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When a Series writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Series will either close out the option at a profit or allow it to expire unexercised. A Series will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by a Series for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to a Series' option position, the option may be exercised, and the Series will experience a loss which may only be partially offset by the amount of the premium received.

    Each of the Series may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Series' possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

    "YIELD CURVE" OPTIONS: The Total Return Series may enter into options on the yield "spread," or yield differential, between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging (an effort to increase current income) purposes. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. Yield curve options written by the Series will be covered as described in the SAI. The trading of yield curve options is subject to all the risks associated with trading other types of options, as discussed below under "Additional Risk Factors" and in the SAI. In addition, such options present risks of loss even if the yield on one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: The Total Return Series may purchase and sell futures contracts on foreign or domestic fixed income securities or indices of such securities, including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading ("Futures Contracts"). The Series may also purchase and write options on such Futures Contracts ("Options on Futures Contracts"). Each of the Emerging Growth Series and the Total Return Series may purchase and sell Futures Contracts on stock indices, and may also purchase and sell Futures Contracts on foreign currencies or indices of foreign currencies. Each of these Series may also purchase and write Options on such Futures Contracts.

    Such transactions will be entered into for hedging purposes or for non-hedging purposes to the extent permitted by applicable law. Each Series will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Adviser believes that use of such Contracts will benefit a Series, if its investment judgment about the general direction of exchange rates or the stock market is incorrect, the Series' overall performance may be poorer than if it had not entered into any such contract and the Series may realize a loss. A Series will not enter into any Futures Contract if immediately thereafter the value of securities and other obligations underlying all such Futures Contracts held by such Series would exceed 50% of the value of its total assets.

    Purchases of Options on Futures Contracts may present less risk in hedging a Series' portfolio than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs, although it may be necessary to exercise the option to realize any profit, which results in the establishment of a futures position. The writing of Options on Futures Contracts, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, a Series may suffer a loss on the transaction.

    Futures Contracts and Options on Futures Contracts that are entered into by a Series will be traded on U.S. and foreign exchanges.

    FORWARD CONTRACTS: Each of the Series may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). Each of these Series may enter into Forward Contracts for hedging purposes and for non-hedging purposes (I.E., speculative purposes). By entering into transactions in Forward Contracts for hedging purposes, a Series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, a Series may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, Forward Contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. A Series may choose to, or be required to, receive delivery of the foreign currencies underlying Forward Contracts it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Series may hold such currencies for an indefinite period of time. A Series may also enter into a Forward Contract on one currency to hedge against risk of loss arising from fluctuations in the value of a second currency
(referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. Each of these Series has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

    OPTIONS ON FOREIGN CURRENCIES: Each of the Series may purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and a Series may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Series' position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs. A Series may also choose to, or be required to, receive delivery of the foreign currencies underlying Options on Foreign Currencies it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, a Series may hold such currencies for an indefinite period of time.

6.  ADDITIONAL RISK FACTORS

    OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: Although certain Series will enter into transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render a Series' hedging strategy unsuccessful and could result in losses. Certain Series also may enter into transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, which involves greater risk. In particular, such transactions may result in losses for a Series which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. There also can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Series may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a description of the nature and trading mechanics of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.

    Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. In addition, the securities and indexes underlying options, Futures Contracts and Options on Futures Contracts traded by the Series will include both domestic and foreign securities.

    LOWER RATED BONDS: Each of the Series may invest in fixed income securities rated Baa by Moody's or BBB by S&P or Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

    Each of these Series may also invest in securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch and comparable unrated securities (commonly known as "junk bonds") to the extent described above. See Appendix A to this Prospectus for a description of these ratings. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates, the market's perception of their credit quality, and the outlook for economic growth). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on a Series' lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, a Series may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Series' yield despite the actual loss of principal. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities, and judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities. Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to a Series but will be reflected in the net asset value of shares of the Series. See the SAI for more information on lower rated securities.

    FOREIGN SECURITIES: Each of the Series may invest in dollar-denominated and non-dollar-denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, governmental administration or economic or monetary policy (in the U.S. or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. Each of the Series may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. Such Series may also hold foreign currency in anticipation of purchasing foreign securities. See the SAI for further discussion of foreign securities and the holding of foreign currency, as well as the associated risks.

    AMERICAN DEPOSITARY RECEIPTS: Each of the Series may invest in ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on U.S. securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

    EMERGING MARKET SECURITIES: Each of the Series may invest in emerging markets. In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. These securities may be considered speculative and, while generally offering higher income and the potential for capital appreciation, may present significantly greater risk. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Series is uninvested and no return is earned thereon. The inability of a Series to make intended security purchases due to settlement problems could cause a Series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Series due to subsequent declines in value of the portfolio securities, a decrease in the level of liquidity in a Series' portfolio, or if a Series has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Series bears the risk that the securities will not be delivered and that the Series' payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic movements.

    Certain   emerging  markets  may  require   governmental  approval  for  the
repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Series of any restrictions on investments.

    Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Series.
                              -------------------

SHORT-TERM INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES -- During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of each Series may be invested in cash (including foreign currency) or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

PORTFOLIO TRADING

    Each   Series  intends  to  manage  its  portfolio  by  buying  and  selling securities, as well as holding securities to maturity, to help attain its investment objectives and policies.

    Each Series will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its investment objectives. In trading portfolio securities, a Series seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. For a description of the strategies which may be used by the Series in trading portfolio securities, see "Portfolio Transactions and Brokerage Commissions" in the SAI. The Total Return Series' portfolio will be managed actively with respect to the Series' fixed income securities and the asset allocations modified as the Adviser deems necessary. Although the Series does not intend to seek short-term profits, fixed income securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held. With respect to its equity securities, the Total Return Series does not intend to trade in securities for short-term profits and anticipates that portfolio securities ordinarily will be held for one year or longer. However, the Series will effect trades whenever it believes that changes in its portfolio securities are appropriate.

    The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees of the Trust may determine, the Adviser may consider sales of Contracts for which the Trust is an investment option, together with sales of shares of other investment company clients of MFS Fund Distributors, Inc., the distributor of shares of the Trust and of the MFS Family of Funds, as a factor in the selection of broker-dealers to execute each Series' portfolio transactions. From time to time the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Series' operating expenses (e.g., fees charged by the custodian of the Series' assets). For a further discussion of portfolio trading, see the SAI.
                              -------------------

    The SAI includes a discussion of other investment policies and listing of specific investment restrictions which govern the investment policies of each Series. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see the SAI). The Series' investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

7.  MANAGEMENT OF THE SERIES

    The  Trust's  Board  of  Trustees,   as  part  of  its  overall   management
responsibility, oversees various organizations responsible for each Series' day-to-day management.

INVESTMENT ADVISER -- MFS manages each Series pursuant to an Investment Advisory Agreement with the Trust on behalf of each Series dated April 14, 1994 (the "Advisory Agreement"). Under the Advisory Agreement, MFS provides the Series with overall investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for each Series. For its services and facilities, MFS receives a management fee, computed and paid monthly, in an amount equal to the following annual rates of the average daily net assets of each Series:

                                                                                              PERCENTAGE OF THE
                                                                                              AVERAGE DAILY NET
                                                                                                    ASSETS
SERIES                                                                                          OF EACH SERIES
------------------------------------------------------------------------------------------  ----------------------
Emerging Growth Series....................................................................             0.75%
Total Return Series.......................................................................             0.75%

    For the fiscal year ended December 31, 1996, MFS received the following management fees from the Series under the Advisory Agreement and assumed the following amounts of the Series' expenses (see "Expenses" below);

                                                                                 MANAGEMENT FEE  EXPENSES ASSUMED
SERIES                                                                            PAID TO MFS         BY MFS
-------------------------------------------------------------------------------  --------------  ----------------
Emerging Growth Series.........................................................    $  314,262       $   62,962
Total Return Series............................................................        60,979           87,721

    MFS or its affiliates will pay a fee to Connecticut General Life Insurance Company ("CIGNA") equal, on an annualized basis, to 0.15% of the aggregate net assets of the Trust up to $200 million and 0.20% of the aggregate net assets of the Trust attributable to Contracts offered by separate accounts by CIGNA or its affiliates. Such fees will not be paid by the Series, their shareholders, or by the Contract holders.

    The identity and background of the portfolio managers for each Series is set forth below. Unless indicated otherwise, each portfolio manager has acted in that capacity since the commencement of investment operations of each Series.

SERIES                                                       PORTFOLIO MANAGERS
------------------------  ----------------------------------------------------------------------------------------
Emerging Growth Series    John  W. Ballen, a Senior Vice  President of MFS, has been  employed by the Adviser as a portfolio manager  since 1984.  Toni  Y. Shimura,  a Vice  President  of MFS,  has  been employed  by  the  Adviser as  a  portfolio manager  since  1987. Ms.  Shimura  became a portfolio manager of the Series on November 30, 1995.

SERIES                                                       PORTFOLIO MANAGERS
------------------------  ----------------------------------------------------------------------------------------
Total Return Series       David M.  Calabro, a  Vice President  of MFS,  has been  employed by  the Adviser  as  a portfolio  manager since 1992. Mr. Calabro is the head of this portfolio management team and a  manager  of the  common  stock portion  of  the Series'  portfolio.  Geoffrey  L.
                          Kurinsky,  a  Senior Vice  President  of MFS,  has  been employed  by  the Adviser  as a portfolio manager since 1987. Mr.  Kurinsky is the manager  of the Series' fixed  income securities. Judith N. Lamb, a Vice President of MFS, has been employed by the Adviser as a  portfolio manager  since 1992.  Ms. Lamb  is the  manager of  the Series' convertible securities. Lisa B. Nurme, a Vice President of MFS, has been employed by the Adviser  as a  portfolio manager since 1987. Ms.  Nurme is a manager of  the common stock portion of the Series' portfolio. Maura A. Shaughnessy, a Vice President of MFS, has been  employed by  the Adviser as a portfolio  manager since 1991. Ms. Shaughnessy  is a manager of the common stock  portion of  the  Series' portfolio.  Each  individual became  a  portfolio manager of the Series on July 19, 1995.

    MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS-Registered Trademark- Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Union Standard Trust, MFS/Sun Life Series Trust, and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisers, Inc., provide investment advice to substantial private clients.

    MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $52.8 billion on behalf of approximately 2.3 million investor accounts as of February 28, 1997. As of such date, the MFS organization managed approximately $28.9 billion of assets invested in equity securities and approximately $19.9 billion of assets invested in fixed income securities. Approximately $4.0 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar-denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald A. Stewart. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.

    A. Keith Brodkin, the Chairman and a Director of MFS, is the Chairman and President and a Trustee of the Trust. W. Thomas London, Stephen E. Cavan, James
R. Bordewick, Jr., and James O. Yost, all of whom are officers of MFS, are officers of the Trust.

    MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Weschsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS has access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial has access to the extensive U.S. equity investment expertise of MFS. MFS and Foreign Colonial each have investment personnel working in each other's offices in Boston and London, respectively.

    In certain instances there may be securities which are suitable for a Series' portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as a Series is concerned, in other cases, however, it may produce increased investment opportunities for the Series.

    From time to time, the Adviser may purchase, redeem and exchange shares of any Series. The purchase by the Adviser of shares of a Series may have the effect of lowering that Series' expense ratio, while the redemption by the Adviser of shares of a Series may have the effect of increasing that Series' expense ratio.

    DISTRIBUTOR   --  MFS  Fund  Distributors,  Inc.  ("MFD"),  a  wholly  owned subsidiary of MFS, is the distributor of shares of each Series and also serves as distributor for certain of the other mutual funds managed by MFS.

    ADMINISTRATOR -- MFS provides the Series with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Series with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee up to 0.015% per annum of the Series' average daily net assets, provided that the administrative fee is not assessed on a Series' assets that exceed $3 billion.

    SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for each Series.

8.  INFORMATION CONCERNING SHARES OF EACH SERIES

PURCHASES AND REDEMPTIONS

The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Series based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to Contracts. Orders received by the Trust are effected on days on which the Exchange is open for trading. For orders received by the Trust before the close of regular trading on the Exchange (normally 4 p.m. eastern time), such purchases and redemptions of the shares of each Series are effected at the respective net asset values per share determined as of the close of regular trading on the Exchange on that same day. Participating Insurance Companies shall be the designee of the Trust for receipt of purchase and redemption orders from Contract holders and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such order by 9:30 a.m. eastern time on the next following day on which the Exchange is open for trading. Payment for shares shall be by federal funds transmitted by wire and must be received by 2:00 p.m. eastern time on the next following day on which the Exchange is open for trading after the purchase order is received. Redemption proceeds shall be by federal funds transmitted by wire and shall be sent by 2:00 p.m. eastern time on the next following day on which the Exchange is open for trading after the redemption order is received. No fee is charged the shareholders when they redeem Series shares.

    The offering of shares of any Series may be suspended for a period of time and each Series reserves the right to refuse any specific purchase order. Purchase orders may be refused if, in the Adviser's opinion, they are of a size that would disrupt the management of a Series. The Trust may suspend the right of redemption of shares of any Series and may postpone payment for any period:
(i) during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws, rules and regulations, suspend payment on the redemption of its shares.

    Should any conflict between Contract holders arise which would require that a substantial amount of net assets be withdrawn from any Series, orderly portfolio management could be disrupted to the potential detriment of such Contract.

NET ASSET VALUE

    The net asset value per share of each Series is determined each day during which the Exchange is open for trading. This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the Series' liabilities from the value of the Series' assets and dividing the difference by the number of shares of the Series outstanding. Values of assets in a Series' portfolio are determined on the basis of their market or other fair value, as described in the SAI. All investments, assets and liabilities are expressed in U.S. dollars based upon current currency exchange rates.

DISTRIBUTIONS

    Substantially all of each Series' net investment income for any calendar year is declared as dividends and paid to its shareholders as dividends on an annual basis. In addition, each Series may make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions to its shareholders from short-term capital gains. In determining the net investment income available for distribution, a Series may rely on projections of its anticipated net investment income (which may include short-term capital gains from the sales of securities or other assets, and, if allowed by a Series' investment restrictions, premiums from options written), over a longer term, rather than its actual net investment income for the period.

    Shareholders of any of the Series may elect to receive dividends and capital gain distributions in either cash or additional shares.

TAX STATUS

    Each Series of the Trust is treated as a separate entity for federal income tax purposes. In order to minimize the taxes each Series would otherwise be required to pay, each Series intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). Because each Series intends to distribute all of its net investment income and net capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that any of the Series will be required to pay entity level federal income or excise taxes.

    Shares of the Series are offered only to the Participating Insurance Companies' separate accounts that fund Contracts. See the applicable Contract prospectus for a discussion of the federal income tax treatment of (1) the separate accounts that purchase and hold Series shares and (2) the holders of the Contracts that are funded through those accounts. In addition to the diversification requirements of Subchapter M of the Code, each Series also intends to diversify its assets as required by Code Section 817(h)(1), and the regulations thereunder. See also "Tax Status" in the SAI.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Each Series currently has one class of shares, entitled Shares of Beneficial Interest (without par value). The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held, and shares of each Series are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions with respect to that Series, but shares of all Series vote together in the election of Trustees and selection of accountants. Additionally, each Series will vote separately on any other matter that affects solely that Series, but will otherwise vote together with all other Series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances. See "Description of Shares, Voting Rights and Liabilities" in the SAI.

    Each share of a Series represents an equal proportionate interest in the Series with each share, subject to the liabilities of the particular Series. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable. Should a Series be liquidated, shareholders are entitled to share PRO RATA in the net assets available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (E.G., fidelity bonding and omission insurance) and the Trust itself was unable to meet its obligations.

    CG Variable Annuity--Separate Account II, Hartford, CT, owns 44.85% of the Total Return Series, and, therefore, controls the Series.

PERFORMANCE INFORMATION

    Each Series' performance may be quoted in advertising in terms of yield and total return. Performance is based on historical results and is not intended to indicate future performance. Performance quoted for a Series includes the effect of deducting that Series' expenses, but may not include charges and expenses attributable to any particular insurance product. Excluding these charges from quotations of a Series' performance has the effect of increasing the performance quoted. Performance for a Series will vary based on, among other things, changes in market conditions, the level of interest rates and the level of the Series' expenses. For further information about the Series' performance for the fiscal year ended December 31, 1996, please see the Series' Annual Reports. A copy of these Annual Reports may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

    From time to time, quotations of a Series' total return and yield may be included in advertisements, sales literature or reports to shareholders or prospective investors. The total return of a Series refers to return assuming an investment has been held in the Series for one year and for the life of the Series (the ending date of which will be stated). The total return quotations may be expressed in terms of average annual or cumulative rates of return for all periods quoted. Average annual total return refers to the average annual compound rate of return of an investment in a Series. Cumulative total return represents the cumulative change in value of an investment in a Series. Both will assume that all dividends and capital gains distributions were reinvested. The yield of a Series refers to net investment income generated by a Series over a specified 30-day (or one month) period. This income is then "annualized." That is, the amount of income generated by the Series during that 30-day (or one month) period is assumed to be generated over a 12-month period and is shown as a percentage of net asset value.

EXPENSES

    The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of each Series (other than those assumed by MFS) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to each Series; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of each Series; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of Investors Bank & Trust Company, the Trust's Custodian, for all services to each Series, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of each Series; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of each Series and the preparation, printing and mailing of prospectuses are borne by each Series except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific Series are allocated between the Series in a manner believed by management of the Trust to be fair and equitable.

    Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear expenses of each of the Series such that the respective Series' "Other Expenses," which are defined to include all expenses of the Series except for management fees, do not exceed 0.25% of the average daily net assets of the Series (the "Maximum Percentage"). The obligation of MFS to bear these expenses for a Series terminates on the last day of the Series' fiscal year in which its "Other Expenses" are less than or equal to the Maximum Percentage. The payments made by MFS on behalf of each Series under this arrangement are subject to reimbursement by the Series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the Series to MFS computed and paid monthly at a percentage of the Series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the Series' "Other Expenses" will not exceed the Maximum Percentage. This expense reimbursement by each Series to MFS terminates on the earlier of the date on which payments made by the Series equal the prior payment of such reimbursable expenses by MFS or December 31, 2004.

SHAREHOLDER COMMUNICATIONS

    Owners of Contracts issued by Participating Insurance Companies for which shares of one or more Series are the investment vehicle will receive from the Participating Insurance Companies semi-annual financial statements and audited year-end financial statements certified by the Trust's independent certified public accountants. Each report will show the investments owned by the Trust and the valuations thereof as determined by the Trustees and will provide other information about the Trust and its operations.

    Participating Insurance Companies with inquiries regarding the Trust may call the Trust's Shareholder Servicing Agent. (See back cover for address and phone number.)
                              -------------------

    The SAI for the Trust, dated May 1, 1997, as amended or supplemented from time to time, contains more detailed information about each of the Series, including information related to: (i) the investment policies and restrictions of each Series; (ii) the Trustees, officers and investment adviser of the Trust;
(iii) portfolio transactions; (iv) the shares of each Series, including rights and liabilities of shareholders; (v) the method used to calculate yield and total rate of return quotations of each Series; (vi) the determination of net asset value of shares of each Series; and (vii) certain voting rights of shareholders of each Series.

                                                                      APPENDIX A

                          DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                        MOODY'S INVESTORS SERVICE, INC.

    AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA: Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

    Should no rating be assigned, the reason may be one of the following:

    1.  an application for rating was not received or accepted;

    2. the issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy;

    3.  there is a lack of essential data pertaining to the issue or issuer; or

    4. the issue was privately placed, in which case the rating is not published in Moody's publications.

    Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                       STANDARD & POOR'S RATINGS SERVICES

    AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

    A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

    BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

    BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

    B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

    CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

    CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

    C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

    CI: The rating CI is reserved for income bonds on which no interest is being paid.

    D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

A-1 AND P-1 COMMERCIAL PAPER RATINGS

Description of S&P, Fitch and Moody's highest commercial paper ratings:

    The rating "A" is the highest commercial paper rating assigned by S&P and Fitch, and issues so rated are regarded as having the greatest capacity for timely payment. Issues in the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those A-1 issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

    The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 have a superior ability for repayment. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

                         FITCH INVESTORS SERVICE, INC.

    AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and prepay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

    A: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

    B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

    CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

    CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

    C: Bonds are in imminent default in payment of interest of principal.

    PLUS(+) MINUS(-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rated category. Plus and minus signs, however, are not used in the 'AAA' category.

    NR: indicates that Fitch does not rate the specific issue.

    CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

    SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

    WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

    FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated a "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be lowered. FitchAlert is relatively short-term and should be resolved within 12 months.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000
(800) 637-8730

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000
CUSTODIAN
Investors Bank & Trust Company
89 South Street, Boston, MA 02111

DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 343-2829, ext. 3500
MAILING ADDRESS:
P.O. Box 1400, Boston, MA 02104-9985
INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

                                     [LOGO]
                MFS-REGISTERED TRADEMARK- EMERGING GROWTH SERIES

                 MFS-REGISTERED TRADEMARK- TOTAL RETURN SERIES
                     500 Boylston Street, Boston, MA 02116

                      ------------------------------------
                       MFS-REGISTERED TRADEMARK- EMERGING
                                 GROWTH SERIES

                        MFS-REGISTERED TRADEMARK- TOTAL
                                 RETURN SERIES

                                     [LOGO]

                                   PROSPECTUS

                                  MAY 1, 1997
                            ------------------------